                                                                     Exhibit (j)



                                POWER OF ATTORNEY



         We, the undersigned Officers and Trustees of The DLB Fund Group (the "Trust"), hereby severally constitute and appoint Frank L. Tarantino, James W. MacAllen, and DeAnne B. Dupont, and each of them singly, our true and lawful attorneys with full power to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments, including post-effective amendments, to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands on the date set forth below.


Signature                                   Title                                       Date
---------                                   -----                                       ----


/s/ James W. MacAllen              Principal Executive Officer;                    February 11, 1999
----------------------             President; Trustee
James W. MacAllen


/s/ DeAnne B. Dupont               Treasurer, Principal Financial                  February 11, 1999
--------------------               Officer and Principal Accounting
DeAnne B. Dupont                   Officer



/s/ Charles E. Hugel               Trustee                                         February 11, 1999
--------------------
Charles E. Hugel


/s/ Richard A. Nenneman            Trustee                                         February 11, 1999
-----------------------
Richard A. Nenneman


/s/ Richard J. Phelps              Trustee                                         February 11, 1999
---------------------
Richard J. Phelps